Supplement dated December 1, 2018
To
Selected American Shares
A portfolio of Selected American Shares, Inc.
and
Selected International Fund
A portfolio of Selected International Fund, Inc.
Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2018
As of December 1, 2018, the mailing addresses for Selected Funds are:
Regular mail:	Express shipping:
Selected Funds	Selected Funds
PO Box 219662	430 W 7th Street Suite 219662
Kansas City, MO 64121-9662	Kansas City, MO 64105-1407